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                                                                    EXHIBIT 99.2


                    CERTIFICATION BY CHIEF FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Williams-Sonoma, Inc. (the "Company") on Form 10-Q for the period ended August 4, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sharon L. McCollam, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;


2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.


                                       By: /s/ SHARON L. MCCOLLAM
                                           -------------------------------------
                                           Sharon L. McCollam
                                           Senior Vice President
                                           Chief Financial Officer

Dated: September 17, 2002